UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2021 adomani, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38078	46-0774222
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1215 Graphite Drive

Corona, California 92881

(Address of principal executive offices) (Zip Code)

(951) 407-9860

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value	ADOM	OTC Markets Group Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Current Report on Form 8-K of ADOMANI, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “Commission”) on March 22, 2021 (the “Original Form 8-K”) reporting that the Company had completed its acquisition of Envirotech Drive Systems, Inc., a Delaware corporation (“EVT”). This Amendment is being filed solely to include the audited financial statements of EVT and unaudited pro forma combined condensed financial information required by Item 9.01 of Form 8-K concerning the Company’s acquisition of EVT. No other amendments to the Original Form 8-K are being made by this Amendment.

Item 9.01	Financial Statements and Exhibits.

(a)  The audited consolidated financial statements of Envirotech Drive Systems, Inc. as of and for the year ended December 31, 2020 and Envirotech Drive Systems, Incorporated as of and for the year ended December 31, 2019 and related notes are attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(b)  The unaudited pro forma combined condensed financial information for the year ended December 31, 2020 are attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Der Vartanian & Associates, Accountancy Corporation, independent public accounting firm for Envirotech Drive Systems, Inc.
99.1

Audited consolidated financial statements of Envirotech Drive Systems, Inc. as of and for the year ended December 31, 2020 and Envirotech Drive Systems, Incorporated as of and for the year ended December 31, 2019.

99.2	Unaudited pro forma combined condensed financial information for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOMANI, Inc.

Dated: April 22, 2021	By:	/s/ Michael K. Menerey
Michael K. Menerey
Chief Financial Officer